UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code:

Funds Investor Services 1-800-822-5544

or

Institutional Shareholder Services 1-888-425-6432

Date of fiscal year end: July 31

Date of reporting period: April 30, 2010

ITEM 1.	SCHEDULE OF INVESTMENTS

LEGG MASON PARTNERS INCOME TRUST

LEGG MASON WESTERN ASSET

CORE BOND FUND

FORM N-Q

APRIL 30, 2010

LEGG MASON WESTERN ASSET CORE BOND FUND

Schedule of investments (unaudited)	April 30, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
CORPORATE BONDS & NOTES - 28.7%
CONSUMER DISCRETIONARY - 1.2%
Media - 1.2%
Comcast Corp., Notes	6.500%	1/15/15	$170,000	$192,946
Comcast Corp., Notes	5.875%	2/15/18	900,000	972,049
Comcast Corp., Senior Notes	6.500%	1/15/17	110,000	123,355
News America Inc., Senior Notes	6.200%	12/15/34	40,000	41,202
News America Inc., Senior Notes	6.650%	11/15/37	30,000	32,570
Reed Elsevier Capital Inc., Notes	8.625%	1/15/19	290,000	368,417
Time Warner Cable Inc., Debentures	7.300%	7/1/38	300,000	347,032
Time Warner Cable Inc., Senior Notes	8.750%	2/14/19	720,000	903,614
Time Warner Cable Inc., Senior Notes	8.250%	4/1/19	330,000	404,009
Time Warner Inc., Senior Debentures	7.700%	5/1/32	25,000	29,421
Time Warner Inc., Senior Subordinated Notes	6.875%	5/1/12	175,000	192,666

TOTAL CONSUMER DISCRETIONARY				3,607,281

CONSUMER STAPLES - 2.1%
Beverages - 0.8%
Anheuser-Busch InBev Worldwide Inc., Senior Notes	5.375%	1/15/20	500,000	523,758
Anheuser-Busch InBev Worldwide Inc., Senior Notes	5.000%	4/15/20	170,000	172,717	(a)
Diageo Capital PLC, Notes	7.375%	1/15/14	960,000	1,121,950
PepsiCo Inc., Senior Notes	7.900%	11/1/18	460,000	581,183

Total Beverages				2,399,608

Food & Staples Retailing - 0.8%
CVS Caremark Corp., Senior Notes	6.600%	3/15/19	250,000	285,741
CVS Pass-Through Trust, Secured Notes	6.036%	12/10/28	432,013	435,280
CVS Pass-Through Trust, Secured Notes	6.943%	1/10/30	743,604	807,356
Wal-Mart Stores Inc., Notes	5.800%	2/15/18	420,000	478,885
Wal-Mart Stores Inc., Notes	6.200%	4/15/38	170,000	187,789

Total Food & Staples Retailing				2,195,051

Food Products - 0.2%
Kraft Foods Inc., Senior Notes	5.375%	2/10/20	600,000	623,509

Tobacco - 0.3%
Altria Group Inc., Senior Notes	9.250%	8/6/19	280,000	346,445
Reynolds American Inc., Senior Notes	7.250%	6/1/12	130,000	141,998
Reynolds American Inc., Senior Secured Notes	7.625%	6/1/16	220,000	247,686

Total Tobacco				736,129

TOTAL CONSUMER STAPLES				5,954,297

ENERGY - 4.0%
Energy Equipment & Services - 0.5%
Baker Hughes Inc., Senior Notes	7.500%	11/15/18	500,000	609,813
Transocean Inc., Senior Notes	5.250%	3/15/13	810,000	876,384

Total Energy Equipment & Services				1,486,197

Oil, Gas & Consumable Fuels - 3.5%
Anadarko Petroleum Corp., Senior Notes	8.700%	3/15/19	450,000	566,683
BP Capital Markets PLC, Guaranteed Notes	5.250%	11/7/13	660,000	729,237
BP Capital Markets PLC, Senior Notes	3.875%	3/10/15	210,000	220,147
Conoco Funding Co., Notes	6.350%	10/15/11	10,000	10,750
ConocoPhillips, Notes	6.500%	2/1/39	390,000	451,906
ConocoPhillips Holding Co., Senior Notes	6.950%	4/15/29	300,000	360,532
Gazprom, Loan Participation Notes, Senior Notes	6.510%	3/7/22	120,000	116,850	(a)
Hess Corp., Notes	8.125%	2/15/19	560,000	697,279
Hess Corp., Notes	7.875%	10/1/29	90,000	110,192
Hess Corp., Notes	7.300%	8/15/31	485,000	566,951
Kerr-McGee Corp., Notes	6.950%	7/1/24	10,000	11,322
Kerr-McGee Corp., Notes	7.875%	9/15/31	820,000	977,479
Kinder Morgan Energy Partners LP, Medium-Term Notes	6.950%	1/15/38	480,000	537,292
Kinder Morgan Energy Partners LP, Senior Notes	7.125%	3/15/12	65,000	71,141
Kinder Morgan Energy Partners LP, Senior Notes	5.000%	12/15/13	35,000	37,841
Kinder Morgan Energy Partners LP, Senior Notes	6.000%	2/1/17	60,000	65,897

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET CORE BOND FUND

Schedule of investments (unaudited) (cont’d)	April 30, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Occidental Petroleum Corp., Senior Notes	7.000%	11/1/13	$790,000	$921,183
Pemex Project Funding Master Trust, Senior Bonds	6.625%	6/15/35	634,000	628,308
Petrobras International Finance Co., Senior Notes	6.125%	10/6/16	80,000	86,876
Petrobras International Finance Co., Senior Notes	5.750%	1/20/20	295,000	301,096
Shell International Finance BV, Senior Notes	4.375%	3/25/20	620,000	627,880
Williams Cos. Inc., Debentures	7.500%	1/15/31	119,000	134,564
Williams Cos. Inc., Notes	7.875%	9/1/21	215,000	257,869
Williams Cos. Inc., Senior Notes	7.750%	6/15/31	222,000	256,306
Williams Cos. Inc., Senior Notes	8.750%	3/15/32	478,000	608,902
XTO Energy Inc., Senior Notes	7.500%	4/15/12	645,000	721,605
XTO Energy Inc., Senior Notes	5.500%	6/15/18	140,000	154,062

Total Oil, Gas & Consumable Fuels				10,230,150

TOTAL ENERGY				11,716,347

FINANCIALS - 15.3%
Capital Markets - 2.1%
Bear Stearns Co. Inc., Senior Notes	6.400%	10/2/17	730,000	808,817
Goldman Sachs Capital II, Junior Subordinated Bonds	5.793%	6/1/12	30,000	23,888	(b)(c)
Goldman Sachs Group Inc., Notes	4.500%	6/15/10	570,000	571,854
Goldman Sachs Group Inc., Notes	6.600%	1/15/12	60,000	63,973
Goldman Sachs Group Inc., Notes	5.450%	11/1/12	140,000	148,260
Goldman Sachs Group Inc., Notes	4.750%	7/15/13	40,000	41,417
Goldman Sachs Group Inc., Notes	5.250%	10/15/13	130,000	136,472
Goldman Sachs Group Inc., Senior Notes	5.300%	2/14/12	30,000	31,472
Goldman Sachs Group Inc., Senior Notes	3.625%	8/1/12	90,000	91,731
Goldman Sachs Group Inc., Senior Notes	6.000%	5/1/14	560,000	602,941
Goldman Sachs Group Inc., Senior Notes	5.375%	3/15/20	540,000	525,507
Kaupthing Bank HF, Senior Notes	5.750%	10/4/11	1,030,000	293,550	(a)(d)(e)
Kaupthing Bank HF, Senior Notes	7.625%	2/28/15	360,000	102,600	(a)(d)(e)
Kaupthing Bank HF, Subordinated Notes	7.125%	5/19/16	440,000	1,144	(a)(d)(e)
Lehman Brothers Holdings Capital Trust VII, Medium-Term Notes	5.857%	5/31/12	130,000	338	(b)(c)(d)
Lehman Brothers Holdings Inc., Medium-Term Notes	6.750%	12/28/17	1,230,000	4,613	(d)
Lehman Brothers Holdings Inc., Medium-Term Notes, Senior Notes	5.250%	2/6/12	45,000	10,125	(d)
Lehman Brothers Holdings Inc., Medium-Term Notes, Senior Notes	6.200%	9/26/14	190,000	42,750	(d)
Lehman Brothers Holdings Inc., Subordinated Notes	6.500%	7/19/17	1,460,000	5,475	(d)
Merrill Lynch & Co. Inc., Notes	6.875%	4/25/18	1,090,000	1,175,700
Morgan Stanley, Medium-Term Notes	5.625%	1/9/12	110,000	116,049
Morgan Stanley, Medium-Term Notes	0.754%	10/18/16	180,000	166,124	(b)
UBS AG Stamford CT, Medium-Term Notes	5.750%	4/25/18	940,000	986,799

Total Capital Markets				5,951,599

Commercial Banks - 4.0%
BAC Capital Trust XIV, Junior Subordinated Notes	5.630%	3/15/12	880,000	651,200	(b)(c)
Bank of Tokyo-Mitsubishi UFJ Ltd., Senior Notes	3.850%	1/22/15	590,000	611,451	(a)
Barclays Bank PLC, Senior Notes	5.200%	7/10/14	340,000	365,010
Barclays Bank PLC, Subordinated Notes	6.050%	12/4/17	170,000	177,427	(a)
Commonwealth Bank of Australia, Senior Notes	3.750%	10/15/14	340,000	347,742	(a)
Commonwealth Bank of Australia, Senior Notes	5.000%	10/15/19	140,000	143,320	(a)
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	740,000	777,000	(a)(b)(c)
Glitnir Banki HF, Notes	6.330%	7/28/11	130,000	41,275	(a)(d)(e)
Glitnir Banki HF, Notes	6.375%	9/25/12	290,000	92,075	(a)(d)(e)
Glitnir Banki HF, Subordinated Bonds	7.451%	9/14/16	350,000	1,313	(a)(b)(c)(d)(e)
Glitnir Banki HF, Subordinated Notes	6.693%	6/15/16	420,000	1,575	(a)(b)(d)(e)
HBOS Capital Funding LP, Tier 1 Notes, Perpetual Bonds	6.071%	6/30/14	130,000	106,275	(a)(b)(c)
Landsbanki Islands HF, Senior Notes	6.100%	8/25/11	930,000	125,550	(a)(d)(e)
Lloyds TSB Bank PLC, Bonds	4.375%	1/12/15	530,000	526,845	(a)
Lloyds TSB Bank PLC, Notes	5.800%	1/13/20	530,000	526,232	(a)
Lloyds TSB Bank PLC, Senior Notes	2.800%	4/2/12	370,000	377,944	(a)

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET CORE BOND FUND

Schedule of investments (unaudited) (cont’d)	April 30, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Nordea Bank AB, Senior Notes	3.700%	11/13/14	$480,000	$490,718	(a)
Nordea Bank AB, Senior Notes	4.875%	1/27/20	310,000	309,241	(a)
Rabobank Nederland NV, Junior Subordinated Notes	11.000%	6/30/19	335,000	432,224	(a)(b)(c)
Resona Preferred Global Securities Cayman Ltd., Junior Subordinated Bonds	7.191%	7/30/15	140,000	138,945	(a)(b)(c)
Royal Bank of Scotland Group PLC, Junior Subordinated Notes, Medium-Term Notes	7.640%	9/29/17	200,000	130,500	(b)(c) (d)
Royal Bank of Scotland Group PLC, Senior Notes	6.400%	10/21/19	730,000	750,506
Royal Bank of Scotland PLC, Senior Notes	4.875%	3/16/15	100,000	102,645
RSHB Capital, Loan Participation Notes, Senior Secured Bonds	6.299%	5/15/17	180,000	186,786	(a)
Santander Issuances SA Unipersonal, Subordinated Notes	5.805%	6/20/16	350,000	332,748	(a)(b)
Santander US Debt SA Unipersonal, Senior Notes	3.724%	1/20/15	200,000	199,205	(a)
Shinsei Finance Cayman Ltd., Junior Subordinated Bonds	6.418%	7/20/16	200,000	157,052	(a)(b)(c)
SunTrust Capital, Trust Preferred Securities	6.100%	12/15/36	690,000	582,543	(b)
Wachovia Capital Trust III, Junior Subordinated Bonds	5.800%	3/15/11	1,230,000	1,076,250	(b)(c)
Wachovia Corp., Medium Term Notes	5.500%	5/1/13	620,000	674,629
Wachovia Corp., Senior Notes	5.750%	6/15/17	170,000	183,438
Wells Fargo Bank NA, Subordinated Notes	5.950%	8/26/36	640,000	627,311
Wells Fargo Capital X, Capital Securities	5.950%	12/15/36	360,000	332,246

Total Commercial Banks				11,579,221

Consumer Finance - 1.5%
Aiful Corp., Notes	5.000%	8/10/10	280,000	270,550	(a)
American Express Co., Subordinated Debentures	6.800%	9/1/66	310,000	307,675	(b)
American Express Credit Corp., Medium-Term Notes	5.875%	5/2/13	140,000	153,168
American Express Credit Corp., Senior Notes	5.125%	8/25/14	1,010,000	1,087,023
American General Finance Corp., Medium-Term Notes	6.900%	12/15/17	180,000	151,338
Ford Motor Credit Co., Senior Notes	7.250%	10/25/11	210,000	216,980
Ford Motor Credit Co., LLC, Bonds	7.375%	2/1/11	230,000	235,404
GMAC Inc., Notes	2.200%	12/19/12	560,000	570,768
SLM Corp., Medium-Term Notes	5.000%	10/1/13	10,000	9,868
SLM Corp., Medium-Term Notes	5.375%	5/15/14	150,000	143,763
SLM Corp., Medium-Term Notes, Senior Notes	5.625%	8/1/33	1,530,000	1,162,254
SLM Corp., Senior Notes	8.000%	3/25/20	140,000	134,975

Total Consumer Finance				4,443,766

Diversified Financial Services - 5.6%
Air 2 US, Notes	8.027%	10/1/19	344,884	313,845	(a)
Bank of America Corp., Notes, Preferred Securities	8.000%	1/30/18	470,000	473,810	(b)(c)
Bank of America Corp., Senior Notes	7.625%	6/1/19	500,000	571,715
Boeing Capital Corp., Senior Notes	4.700%	10/27/19	200,000	206,178
Citigroup Funding Inc.	2.125%	7/12/12	640,000	652,877
Citigroup Funding Inc., Notes	2.250%	12/10/12	630,000	642,712
Citigroup Inc., Notes	5.100%	9/29/11	230,000	239,335
Citigroup Inc., Notes	6.500%	8/19/13	770,000	833,580
Citigroup Inc., Senior Notes	6.375%	8/12/14	120,000	129,578
Citigroup Inc., Senior Notes	5.500%	10/15/14	240,000	249,564
Citigroup Inc., Senior Notes	6.010%	1/15/15	650,000	693,447
Citigroup Inc., Senior Notes	6.875%	3/5/38	800,000	843,074
Citigroup Inc., Subordinated Notes	5.000%	9/15/14	850,000	861,257
General Electric Capital Corp., Medium-Term Notes	5.450%	1/15/13	1,320,000	1,432,271
General Electric Capital Corp., Senior Notes	2.125%	12/21/12	1,890,000	1,924,415
General Electric Capital Corp., Senior Notes	6.875%	1/10/39	460,000	513,016
General Electric Capital Corp., Subordinated Debentures	6.375%	11/15/67	970,000	934,837	(b)
ILFC E-Capital Trust II, Bonds	6.250%	12/21/65	20,000	15,300	(a)(b)
JPMorgan Chase & Co., Subordinated Notes	5.125%	9/15/14	300,000	320,939
JPMorgan Chase & Co., Subordinated Notes	5.150%	10/1/15	160,000	171,146
JPMorgan Chase & Co., Subordinated Notes	6.125%	6/27/17	1,930,000	2,086,436

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET CORE BOND FUND

Schedule of investments (unaudited) (cont’d)	April 30, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
McGuire Air Force Base/Fort Dix Privatized Military Housing Project, Bonds	5.611%	9/15/51	$590,000	$489,653	(a)
Merna Reinsurance Ltd., Subordinated Notes	2.040%	6/30/12	400,000	397,520	(a)(b)
MUFG Capital Finance 1 Ltd., Preferred Securities	6.346%	7/25/16	100,000	99,488	(b)(c)
Private Export Funding Corp.	3.550%	4/15/13	730,000	768,571
TNK-BP Finance SA, Senior Notes	7.875%	3/13/18	410,000	444,850	(a)

Total Diversified Financial Services				16,309,414

Insurance - 1.9%
American International Group Inc., Junior Subordinated Debentures	6.250%	3/15/37	610,000	469,700
American International Group Inc., Medium-Term Notes, Senior Notes	5.850%	1/16/18	100,000	93,226
ASIF Global Financing XIX	4.900%	1/17/13	20,000	20,314	(a)
Berkshire Hathaway Inc., Senior Notes	3.200%	2/11/15	560,000	571,405
Chubb Corp., Senior Notes	5.750%	5/15/18	645,000	706,602
MetLife Inc., Junior Subordinated Debentures	6.400%	12/15/36	1,625,000	1,543,750
Teachers Insurance & Annuity Association of America - College Retirement Equity Fund, Notes	6.850%	12/16/39	410,000	463,868	(a)
Travelers Cos. Inc., Junior Subordinated Debentures	6.250%	3/15/37	1,460,000	1,437,850	(b)
Willis North America Inc., Senior Notes	5.625%	7/15/15	130,000	134,725

Total Insurance				5,441,440

Thrifts & Mortgage Finance - 0.2%
Countrywide Financial Corp., Medium-Term Notes	5.800%	6/7/12	70,000	74,529
Countrywide Financial Corp., Subordinated Notes	6.250%	5/15/16	600,000	624,382

Total Thrifts & Mortgage Finance				698,911

TOTAL FINANCIALS				44,424,351

HEALTH CARE - 0.9%
Health Care Equipment & Supplies - 0.1%
Medtronic Inc., Senior Notes	4.450%	3/15/20	230,000	234,128

Health Care Providers & Services - 0.3%
WellPoint Inc., Notes	5.875%	6/15/17	40,000	43,466
WellPoint Inc., Notes	7.000%	2/15/19	190,000	219,122
WellPoint Inc., Senior Notes	6.000%	2/15/14	520,000	576,289

Total Health Care Providers & Services				838,877

Pharmaceuticals - 0.5%
Pfizer Inc., Senior Notes	6.200%	3/15/19	560,000	639,675
Roche Holdings Inc., Senior Notes	6.000%	3/1/19	320,000	359,442	(a)
Wyeth, Notes	5.950%	4/1/37	420,000	453,493

Total Pharmaceuticals				1,452,610

TOTAL HEALTH CARE				2,525,615

INDUSTRIALS - 0.7%
Aerospace & Defense - 0.1%
Boeing Co., Senior Notes	6.000%	3/15/19	250,000	281,321
Boeing Co., Senior Notes	4.875%	2/15/20	120,000	125,599

Total Aerospace & Defense				406,920

Airlines - 0.2%
Delta Air Lines Inc., Pass-Through Certificates	6.821%	8/10/22	252,809	258,497
JetBlue Airways Corp., Pass-Through Certificates	1.258%	8/15/16	206,929	176,407	(b)(f)
JetBlue Airways Corp., Pass-Through Certificates	0.700%	11/15/16	300,000	225,000	(b)

Total Airlines				659,904

Commercial Services & Supplies - 0.3%
Waste Management Inc., Senior Notes	6.375%	11/15/12	635,000	704,260

Industrial Conglomerates - 0.1%
Tyco International Group SA, Guaranteed Notes	6.750%	2/15/11	40,000	41,809
Tyco International Group SA, Notes	6.000%	11/15/13	100,000	111,733
Tyco International Group SA, Senior Notes	6.375%	10/15/11	75,000	80,370

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET CORE BOND FUND

Schedule of Investments (unaudited) (cont’d)	April 30, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
United Technologies Corp., Senior Notes	5.400%	5/1/35	$20,000	$20,123

Total Industrial Conglomerates				254,035

TOTAL INDUSTRIALS				2,025,119

MATERIALS - 0.7%
Chemicals - 0.1%
PPG Industries Inc., Senior Notes	6.650%	3/15/18	310,000	353,240

Metals & Mining - 0.6%
Barrick Gold Corp., Senior Notes	6.950%	4/1/19	210,000	246,454
BHP Billiton Finance USA Ltd., Senior Notes	6.500%	4/1/19	670,000	777,480
Rio Tinto Finance USA Ltd., Notes	6.500%	7/15/18	140,000	159,145
Rio Tinto Finance USA Ltd., Senior Notes	5.875%	7/15/13	150,000	165,862
Vale Overseas Ltd., Notes	8.250%	1/17/34	200,000	235,957
Vale Overseas Ltd., Notes	6.875%	11/21/36	180,000	189,419

Total Metals & Mining				1,774,317

TOTAL MATERIALS				2,127,557

TELECOMMUNICATION SERVICES - 2.4%
Diversified Telecommunication Services - 1.8%
AT&T Inc., Senior Notes	8.000%	11/15/31	90,000	111,544
AT&T Inc., Global Notes	6.550%	2/15/39	450,000	484,060
BellSouth Corp., Notes	4.750%	11/15/12	10,000	10,687
BellSouth Corp., Notes	6.875%	10/15/31	370,000	403,843
British Telecommunications PLC, Senior Notes	9.125%	12/15/10	100,000	104,843
Deutsche Telekom International Finance BV, Senior Notes	5.750%	3/23/16	375,000	409,780
Koninklijke KPN NV, Senior Notes	8.000%	10/1/10	80,000	82,350
Koninklijke KPN NV, Senior Notes	8.375%	10/1/30	500,000	638,355
SBC Communications Inc., Notes	5.100%	9/15/14	90,000	98,378
Telecom Italia Capital S.p.A., Senior Notes	5.250%	10/1/15	320,000	330,366
Telecom Italia Capital S.p.A., Senior Notes	4.950%	9/30/14	70,000	72,184
Telecom Italia Capital S.p.A., Senior Notes	6.999%	6/4/18	380,000	411,943
Telefonica Emisiones SAU, Senior Notes	5.134%	4/27/20	500,000	501,465
Verizon Communications Inc., Bonds	6.900%	4/15/38	730,000	831,082
Verizon Communications Inc., Senior Notes	8.950%	3/1/39	10,000	13,837
Verizon Global Funding Corp., Notes	7.375%	9/1/12	35,000	39,630
Verizon Global Funding Corp., Notes	7.750%	12/1/30	230,000	279,234
Verizon New York Inc., Senior Debentures	6.875%	4/1/12	310,000	337,184

Total Diversified Telecommunication Services				5,160,765

Wireless Telecommunication Services - 0.6%
America Movil SAB de CV, Senior Notes	5.625%	11/15/17	200,000	214,427
America Movil SAB de CV, Senior Notes	5.000%	3/30/20	130,000	131,543	(a)
Cellco Partnership/Verizon Wireless Capital LLC, Senior Notes	8.500%	11/15/18	70,000	88,703
New Cingular Wireless Services Inc., Senior Notes	8.750%	3/1/31	190,000	251,241
Sprint Capital Corp., Senior Notes	8.375%	3/15/12	940,000	996,400
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	30,000	30,150

Total Wireless Telecommunication Services				1,712,464

TOTAL TELECOMMUNICATION SERVICES				6,873,229

UTILITIES - 1.4%
Electric Utilities - 1.0%
Duke Energy Corp., Senior Notes	5.625%	11/30/12	700,000	772,469
Exelon Corp., Bonds	5.625%	6/15/35	380,000	367,146
FirstEnergy Corp., Notes	6.450%	11/15/11	16,000	16,978
FirstEnergy Corp., Notes	7.375%	11/15/31	975,000	1,043,161
Pacific Gas & Electric Co., First Mortgage Bonds	6.050%	3/1/34	365,000	388,723
Pacific Gas & Electric Co., Senior Notes	8.250%	10/15/18	150,000	186,450
Pacific Gas & Electric Co., Senior Notes	5.800%	3/1/37	20,000	20,680

Total Electric Utilities				2,795,607

Gas Utilities - 0.0%
Southern Natural Gas Co., Notes	5.900%	4/1/17	30,000	31,958	(a)

Independent Power Producers & Energy Traders - 0.2%
TXU Corp., Senior Notes	5.550%	11/15/14	230,000	173,910

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET CORE BOND FUND

Schedule of Investments (unaudited) (cont’d)	April 30, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
TXU Corp., Senior Notes	6.500%	11/15/24	$50,000	$26,500
TXU Corp., Senior Notes	6.550%	11/15/34	570,000	293,550

Total Independent Power Producers & Energy Traders				493,960

Multi-Utilities - 0.2%
Dominion Resources Inc., Notes	4.750%	12/15/10	30,000	30,734
Dominion Resources Inc., Senior Notes	5.700%	9/17/12	645,000	702,196

Total Multi-Utilities				732,930

TOTAL UTILITIES				4,054,455

TOTAL CORPORATE BONDS & NOTES (Cost - $86,063,150)				83,308,251

ASSET-BACKED SECURITIES - 2.1%
FINANCIALS - 2.1%
Automobiles - 0.3%
AESOP Funding II LLC, 2010-3A A	4.640%	5/20/16	390,000	394,711	(a)
Hertz Vehicle Financing LLC, 2009-2A A2	5.290%	3/25/16	500,000	529,797	(a)

Total Automobiles				924,508

Home Equity - 1.6%
ABFS Mortgage Loan Trust, 2003-2 A	0.763%	4/25/34	14,751	13,250	(a)(b)
ACE Securities Corp., 2006-SL3 A1	0.363%	6/25/36	212,572	35,393	(b)
Argent Securities Inc., 2006-W4 A2B	0.373%	5/25/36	159,851	66,530	(b)
Bayview Financial Acquisition Trust, 2004-C A1	0.895%	5/28/44	113,551	99,824	(b)
Bear Stearns Asset-Backed Securities Trust, 2005-SD2 2A1	0.593%	12/25/44	463,483	412,914	(b)
Countrywide Asset-Backed Certificates, 2005-16 2AF3	5.669%	5/25/36	1,050,000	521,473	(b)
Countrywide Asset-Backed Certificates, 2006-SD4 A1	0.603%	9/25/35	1,046,038	433,164	(a)(b)
Credit-Based Asset Servicing and Securitization LLC, 1999-3 A	6.633%	2/3/29	35,888	21,533	(a)(b)
GMAC Mortgage Corp. Loan Trust, 2004-VF1 A1	1.013%	2/25/31	378,580	281,586	(a)(b)
GMAC Mortgage Corp. Loan Trust, 2006-HE1 A	0.473%	11/25/36	1,116,025	444,672	(b)
JPMorgan Mortgage Acquisition Corp., 2006-FRE1 A3	0.453%	5/25/35	501,057	451,797	(b)
Lehman XS Trust, 2006-2N 1A1	0.523%	2/25/46	1,049,376	581,222	(b)
Morgan Stanley Mortgage Loan Trust, 2006-17XS A1	0.383%	10/25/46	211,186	176,264	(b)
Morgan Stanley Mortgage Loan Trust, 2007-3XS 2A1B	0.433%	1/25/47	1,310,452	411,720	(b)
MSCC HELOC Trust, 2005-1 A	0.453%	7/25/17	22,781	11,917	(b)
RAAC Series, 2006-RP3 A	0.533%	5/25/36	198,195	117,678	(a)(b)
RAAC Series, 2007-RP2 A	0.613%	2/25/46	935,296	518,793	(a)(b)
Terwin Mortgage Trust, 2006-10SLC A1	2.832%	10/25/37	365,655	86,751	(a)(b)
Wachovia Asset Securitization Inc., 2002-HE1	0.633%	9/27/32	26,923	20,164	(b)

Total Home Equity				4,706,645

Student Loan - 0.2%
Nelnet Student Loan Trust, 2008-4 A4	1.796%	4/25/24	490,000	517,885	(b)

TOTAL ASSET-BACKED SECURITIES (Cost - $9,827,541)				6,149,038

COLLATERALIZED MORTGAGE OBLIGATIONS - 11.1%
American Home Mortgage Assets, 2006-4 1A12	0.473%	10/25/46	1,286,387	699,909	(b)
Banc of America Alternative Loan Trust, 2006-7 A1	5.900%	10/25/36	159,435	157,317	(b)
Banc of America Commercial Mortgage Inc., 2007-5 A3	5.620%	2/10/51	110,000	113,241
Banc of America Funding Corp., 2005-E 8A1	3.524%	6/20/35	187,059	101,650	(b)
Banc of America Funding Corp., 2006-8T2 A2	5.791%	10/25/36	63,234	62,378
Banc of America Funding Corp., 2006-H 1A1	3.582%	9/20/46	1,088,144	694,485	(b)
Banc of America Mortgage Securities Inc., 2004-K 4A1	5.199%	12/25/34	395,050	394,961	(b)
Banc of America Mortgage Securities Inc., 2005-A 4A1	5.260%	2/25/35	101,651	82,744	(b)
Countrywide Alternative Loan Trust, 2004-2 CB	4.250%	3/25/34	43,662	43,798
Countrywide Alternative Loan Trust, 2004-J9 3A4	0.653%	10/25/34	354,206	335,985	(b)

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET CORE BOND FUND

Schedule of Investments (unaudited) (cont’d)	April 30, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Countrywide Alternative Loan Trust, 2005-17 1A1	0.523%	7/25/35	$177,076	$115,661	(b)
Countrywide Alternative Loan Trust, 2005-38 A3	0.613%	9/25/35	179,239	115,198	(b)
Countrywide Alternative Loan Trust, 2005-72 A1	0.533%	1/25/36	877,225	566,404	(b)
Countrywide Alternative Loan Trust, 2006-0A10 4A1	0.453%	8/25/46	852,136	485,208	(b)
Countrywide Alternative Loan Trust, 2006-OA14 3A1	1.313%	11/25/46	1,623,378	685,413	(b)
Countrywide Alternative Loan Trust, 2006-OA6 1A2	0.473%	7/25/46	1,536,071	891,768	(b)
Countrywide Alternative Loan Trust, 2006-OA8 1A1	0.453%	7/25/46	2,111,327	1,131,634	(b)
Countrywide Home Loan Mortgage Pass-Through Trust, 2005-3 1A2	0.553%	4/25/35	148,296	91,201	(b)
Countrywide Home Loan Mortgage Pass-Through Trust, 2005-9 1A1	0.563%	5/25/35	146,407	92,635	(b)
Countrywide Home Loans, 2005-11 3A3	3.791%	4/25/35	139,335	76,553	(b)
Countrywide Home Loans, 2005-11 6A1	0.563%	3/25/35	96,278	63,665	(b)
Countrywide Home Loans, 2005-R3 AF	0.663%	9/25/35	1,043,991	841,923	(a)(b)
Credit Suisse Mortgage Capital Certificates, 2006-C1 A4	5.549%	2/15/39	690,000	723,860	(b)
Credit Suisse Mortgage Capital Certificates, 2007-C4 A3	5.809%	9/15/39	700,000	704,318	(b)
Credit Suisse Mortgage Capital Certificates, 2007-C4 A4	5.809%	9/15/39	1,210,000	1,166,900	(b)
Credit Suisse Mortgage Capital Certificates, 2007-C5 A3	5.694%	9/15/40	400,000	403,663	(b)
CS First Boston Mortgage Securities Corp., 2005-C5 A4	5.100%	8/15/38	170,000	176,836	(b)
Deutsche Mortgage Securities Inc., 2005-WF1 1A3	5.173%	6/26/35	930,000	791,396	(a)(b)
Downey Savings & Loan Association Mortgage Loan Trust, 2006-AR1 1A1A	1.391%	4/19/36	289,889	140,281	(b)
FDIC Structured Sale Guaranteed Notes, 2010-S1 1A	0.798%	2/25/48	961,138	964,607	(a)(b)
Greenpoint Mortgage Funding Trust, 2005-AR1 A2	0.483%	6/25/45	117,869	74,984	(b)
Greenpoint Mortgage Funding Trust, 2005-AR4 A1	0.523%	10/25/45	40,076	22,788	(b)
Greenpoint Mortgage Funding Trust, 2007-AR1 1A1A	0.343%	2/25/47	1,061,768	849,725	(b)
GS Mortgage Securities Corp. II, 2005-GG4 AABA	4.680%	7/10/39	190,445	198,582
GSMPS Mortgage Loan Trust, 2005-RP1 1AF	0.613%	1/25/35	302,847	250,915	(a)(b)
GSMPS Mortgage Loan Trust, 2005-RP2 1AF	0.613%	3/25/35	175,207	141,649	(a)(b)
Harborview Mortgage Loan Trust, 2005-7 1A1	3.636%	6/19/45	226,346	124,836	(b)
Harborview Mortgage Loan Trust, 2005-9 2A1A	0.596%	6/20/35	138,090	111,289	(b)
Harborview Mortgage Loan Trust, 2006-14 2A1A	0.406%	3/19/38	1,681,010	1,001,498	(b)
Homestar Mortgage Acceptance Corp., 2004-3 AV1	0.713%	7/25/34	629,571	496,822	(b)
Indymac Inda Mortgage Loan Trust, 2007-AR7 1A1	6.143%	11/25/37	734,197	582,459	(b)
Indymac Index Mortgage Loan Trust, 2005-AR15 A2	5.099%	9/25/35	93,590	76,251	(b)
JPMorgan Commercial Mortgage Securities Corp., 2006-CB17 A4	5.429%	12/12/43	1,000,000	1,016,565
JPMorgan Mortgage Trust, 2004-A3 SF3	4.552%	6/25/34	488,282	492,403	(b)
LB-UBS Commercial Mortgage Trust, 2005-C3 A5	4.739%	7/15/30	140,000	144,470
LB-UBS Commercial Mortgage Trust, 2005-C3 AAB	4.664%	7/15/30	200,000	208,423
Lehman XS Trust, 2005-7N 1A1B	0.563%	12/25/35	137,605	47,341	(b)
Lehman XS Trust, 2007-8H A1	0.393%	6/25/37	149,822	70,567	(b)
Luminent Mortgage Trust, 2006-1 A1	0.503%	4/25/36	465,677	247,305	(b)
Mach One Trust Commercial Mortgage Backed Securities, 2004-1A X, IO	1.186%	5/28/40	837,280	17,122	(a)(b)(e)(f)
MASTR Adjustable Rate Mortgages Trust, 2007-3 12A1	0.463%	5/25/47	484,025	261,326	(b)
MASTR Reperforming Loan Trust, 2005-1 1A3	7.000%	8/25/34	151,772	145,193	(a)
MASTR Reperforming Loan Trust, 2005-2 1A1F	0.613%	5/25/35	1,222,373	994,566	(a)(b)

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET CORE BOND FUND

Schedule of Investments (unaudited) (cont’d)	April 30, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Merrill Lynch Mortgage Investors Inc., 2005-A9 3A1	5.239%	12/25/35	$87,913	$71,077	(b)
Merrill Lynch/Countrywide Commercial Mortgage Trust, 2007-6 A4	5.485%	3/12/51	1,260,000	1,207,454	(b)
Morgan Stanley Capital I, 2005-HQ6 A4A	4.989%	8/13/42	240,000	248,725
Morgan Stanley Capital I, 2007-IQ14 A4	5.692%	4/15/49	500,000	487,110	(b)
Morgan Stanley Mortgage Loan Trust, 2004-8AR 4A1	2.849%	10/25/34	616,573	520,860	(b)
Morgan Stanley Mortgage Loan Trust, 2004-8AR 4A2	2.849%	10/25/34	538,021	478,448	(b)
Mortgage IT Trust, 2005-1 1A1	0.583%	2/25/35	1,135,266	902,911	(b)
Nomura Asset Acceptance Corp., 2005-AP2 A5	4.976%	5/25/35	641,281	400,743
Prime Mortgage Trust, 2006-DR1 2A1	5.500%	5/25/35	721,241	666,677	(a)
Prime Mortgage Trust, 2006-DR1 2A2	6.000%	5/25/35	425,267	361,055	(a)
Residential Accredit Loans Inc., 2006-QO1O A1	0.423%	1/25/37	1,430,842	852,748	(b)
Structured Asset Mortgage Investments Inc., 2006-AR7 A1A	0.473%	8/25/36	729,609	437,015	(b)
Structured Asset Mortgage Investments Inc., 2007- AR4 GA4B	0.443%	9/25/47	555,219	318,959	(b)
Thornburg Mortgage Securities Trust, 2007-4 2A1	6.198%	9/25/37	189,452	171,152	(b)
Thornburg Mortgage Securities Trust, 2007-4 3A1	6.201%	9/25/37	197,622	175,449	(b)
WAMU Mortgage Pass -Through Certificates, 2005- AR18 1A3A	5.229%	1/25/36	930,000	769,780	(b)
Washington Mutual Inc., 2005-AR06 2A1A	0.493%	4/25/45	125,103	105,002	(b)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2005- AR08 1A1A	0.533%	7/25/45	106,484	89,768	(b)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2005- AR13 A1A1	0.553%	10/25/45	193,591	162,516	(b)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2005- AR19 A1A2	0.553%	12/25/45	225,551	163,478	(b)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2007- 0A5 1A	1.213%	6/25/47	1,234,949	794,406	(b)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2007-HY4 4A1	5.508%	9/25/36	604,727	523,965	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR11 A1A	0.583%	8/25/45	377,072	310,512	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2006-AR7 2A	1.443%	7/25/46	580,416	382,355	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2007-HY2	5.558%	12/25/36	1,082,165	846,157	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2007-OA5 A1B	1.303%	5/25/47	550,052	132,692	(b)
Washington Mutual Inc., MSC Pass-Through Certificates, 2004-RA1 2A	7.000%	3/25/34	30,976	32,031

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost - $41,133,003)				32,105,716

MORTGAGE-BACKED SECURITIES - 25.3%
FHLMC - 4.7%
Federal Home Loan Mortgage Corp. (FHLMC)	5.000%	12/1/34	102,368	106,859
Federal Home Loan Mortgage Corp. (FHLMC)	5.242%	1/1/36	604,687	636,066	(b)
Federal Home Loan Mortgage Corp. (FHLMC)	6.118%	1/1/37	61,303	65,482	(b)
Federal Home Loan Mortgage Corp. (FHLMC)	5.805%	2/1/37	358,101	379,978	(b)
Federal Home Loan Mortgage Corp. (FHLMC)	5.900%	4/1/37	246,267	262,172	(b)
Federal Home Loan Mortgage Corp. (FHLMC)	5.571%	1/1/38	1,744,103	1,845,408	(b)
Federal Home Loan Mortgage Corp. (FHLMC), Gold	4.500%	4/1/19	140,947	148,610
Federal Home Loan Mortgage Corp. (FHLMC), Gold	5.000%	7/1/20-9/1/35	730,759	775,289
Federal Home Loan Mortgage Corp. (FHLMC), Gold	5.500%	11/1/35-4/1/38	5,868,529	6,211,957
Federal Home Loan Mortgage Corp. (FHLMC), Gold	6.000%	5/13/40	600,000	642,281	(g)

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET CORE BOND FUND

Schedule of Investments (unaudited) (cont’d)	April 30, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Federal Home Loan Mortgage Corp. (FHLMC), Gold	5.500%	6/14/40	$2,500,000	$2,631,640	(g)

Total FHLMC				13,705,742

FNMA - 17.0%
Federal National Mortgage Association (FNMA)	5.000%	10/1/20-3/1/36	9,677,452	10,100,865
Federal National Mortgage Association (FNMA)	6.000%	8/1/21-7/1/38	3,209,312	3,440,402
Federal National Mortgage Association (FNMA)	5.500%	5/18/25-6/14/40	21,400,000	22,644,351	(g)
Federal National Mortgage Association (FNMA)	6.000%	5/18/25-5/13/40	1,800,000	1,922,845	(g)
Federal National Mortgage Association (FNMA)	5.500%	5/1/34-8/1/37	2,360,054	2,492,380
Federal National Mortgage Association (FNMA)	4.500%	9/1/35	60,555	61,634
Federal National Mortgage Association (FNMA)	6.500%	1/1/36-12/1/36	1,385,427	1,501,543
Federal National Mortgage Association (FNMA)	3.862%	9/1/36	990,742	1,031,924	(b)
Federal National Mortgage Association (FNMA)	3.634%	12/1/36	84,696	88,388	(b)
Federal National Mortgage Association (FNMA)	4.500%	5/13/40	100,000	100,844	(g)
Federal National Mortgage Association (FNMA)	5.000%	5/13/40	800,000	828,125	(g)
Federal National Mortgage Association (FNMA)	6.500%	5/13/40	4,800,000	5,190,000	(g)

Total FNMA				49,403,301

GNMA - 3.6%
Government National Mortgage Association (GNMA)	6.000%	11/15/28-12/15/33	177,371	193,118
Government National Mortgage Association (GNMA)	6.500%	2/15/32	132,442	145,616
Government National Mortgage Association (GNMA)	5.000%	8/15/33-1/15/40	791,832	830,807
Government National Mortgage Association (GNMA)	4.500%	5/20/40	2,000,000	2,028,198	(g)
Government National Mortgage Association (GNMA)	5.500%	5/20/40	1,700,000	1,802,535	(g)
Government National Mortgage Association (GNMA)	6.000%	5/20/40	3,600,000	3,869,765	(g)
Government National Mortgage Association (GNMA) I	6.000%	3/15/33	186,086	202,722
Government National Mortgage Association (GNMA) I	5.000%	9/15/33	45,236	47,594
Government National Mortgage Association (GNMA) I	5.500%	2/15/35	1,234,122	1,318,042

Total GNMA				10,438,397

TOTAL MORTGAGE-BACKED SECURITIES (Cost - $71,542,644)				73,547,440

MUNICIPAL BONDS - 0.2%
California - 0.1%
California State, GO, Build America Bonds	7.300%	10/1/39	280,000	299,992

Georgia - 0.1%
Municipal Electric Authority, GA, Build America Bonds, Plant Vogtle Units 3&4 Project J	6.637%	4/1/57	180,000	188,953
Municipal Electric Authority, GA, Build America Bonds, Plant Vogtle Units 3&4 Project M	6.655%	4/1/57	100,000	105,216

Total Georgia				294,169

Oregon - 0.0%
Oregon State, GO, Taxable Pension	5.892%	6/1/27	100,000	106,686

TOTAL MUNICIPAL BONDS (Cost - $668,205)				700,847

SOVEREIGN BONDS - 0.3%
Mexico - 0.1%
United Mexican States, Medium-Term Notes	5.625%	1/15/17	4,000	4,310
United Mexican States, Medium-Term Notes	6.750%	9/27/34	319,000	347,710

Total Mexico				352,020

Russia - 0.2%
Russian Foreign Bond-Eurobond, Senior Bonds	7.500%	3/31/30	432,400	496,438	(a)

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET CORE BOND FUND

Schedule of Investments (unaudited) (cont’d)	April 30, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
TOTAL SOVEREIGN BONDS (Cost - $817,455)				$848,458

U.S. GOVERNMENT & AGENCY OBLIGATIONS - 29.6%
U.S. Government Agencies - 3.9%
Farmer Mac, Guaranteed Trust	5.125%	4/19/17	$900,000	951,842	(a)
Federal Home Loan Bank (FHLB), Global Bonds	1.750%	8/22/12	380,000	383,870
Federal Home Loan Mortgage Corp. (FHLMC)	2.875%	2/9/15	440,000	445,060
Federal Home Loan Mortgage Corp. (FHLMC)	5.300%	5/12/20	690,000	690,737
Federal National Mortgage Association (FNMA)	3.875%	7/12/13	220,000	234,975
Federal National Mortgage Association (FNMA)	0.000%	10/9/19	2,010,000	1,204,681
Federal National Mortgage Association (FNMA)	6.000%	4/18/36	110,000	117,776
Federal National Mortgage Association (FNMA), Bonds	6.625%	11/15/30	350,000	429,940
Federal National Mortgage Association (FNMA), STRIPS	0.000%	2/1/19	210,000	130,823
Federal National Mortgage Association (FNMA), Subordinated Notes	5.250%	8/1/12	730,000	787,669
Federal National Mortgage Association (FNMA), Subordinated Notes	4.625%	5/1/13	670,000	718,971
Financing Corp. (FICO) Strip, Bonds	0.000%	11/2/18	410,000	289,263
Financing Corp. (FICO) Strip, Debentures	0.000%	2/8/18	120,000	88,433
Financing Corp. (FICO) Strip, Debentures	0.000%	5/11/18	440,000	319,722
Financing Corp. (FICO) Strip, Debentures	0.000%	8/3/18	710,000	508,747
Financing Corp. (FICO) Strip, Debentures	0.000%	3/7/19	2,360,000	1,626,873
Financing Corp. (FICO) Strip, Debentures	0.000%	6/6/19	60,000	40,709
Financing Corp. (FICO) Strip, Notes	0.000%	4/6/18	350,000	255,706
Financing Corp. (FICO) Strip, Notes	0.000%	8/3/18	420,000	300,949
Financing Corp. (FICO) Strip, Notes	0.000%	9/26/19	930,000	618,584
Tennessee Valley Authority, Bonds	5.980%	4/1/36	780,000	874,038
Tennessee Valley Authority, Notes	5.250%	9/15/39	270,000	275,574

Total U.S. Government Agencies				11,294,942

U.S. Government Obligations - 25.7%
U.S. Treasury Bonds	8.750%	5/15/17	100,000	136,227
U.S. Treasury Bonds	3.500%	2/15/39	20,000	16,712
U.S. Treasury Bonds	4.250%	5/15/39	3,000,000	2,865,000
U.S. Treasury Bonds	4.500%	8/15/39	2,730,000	2,716,776
U.S. Treasury Bonds	4.375%	11/15/39	5,020,000	4,895,283
U.S. Treasury Bonds	4.625%	2/15/40	1,910,000	1,940,442
U.S. Treasury Notes	2.625%	12/31/14	13,820,000	14,025,144
U.S. Treasury Notes	2.250%	1/31/15	6,450,000	6,426,819
U.S. Treasury Notes	2.375%	3/31/16	1,290,000	1,260,472
U.S. Treasury Notes	3.125%	10/31/16	2,510,000	2,529,216
U.S. Treasury Notes	2.750%	11/30/16	3,350,000	3,296,085
U.S. Treasury Notes	3.125%	1/31/17	2,980,000	2,991,407
U.S. Treasury Notes	3.000%	2/28/17	2,850,000	2,836,864
U.S. Treasury Notes	3.125%	4/30/17	1,180,000	1,180,922
U.S. Treasury Notes	4.750%	8/15/17	620,000	685,584
U.S. Treasury Notes	3.125%	5/15/19	814,000	786,591
U.S. Treasury Notes	3.625%	8/15/19	3,140,000	3,145,398
U.S. Treasury Notes	3.375%	11/15/19	5,560,000	5,444,891
U.S. Treasury Notes	3.625%	2/15/20	10,270,000	10,241,121
U.S. Treasury Strip Principal (STRIPS)	0.000%	5/15/18	550,000	415,780
U.S. Treasury Strip Principal (STRIPS)	0.000%	11/15/21	2,470,000	1,522,960
U.S. Treasury Strip Principal (STRIPS)	0.000%	2/15/25	8,730,000	4,510,608
U.S. Treasury Strip Principal (STRIPS)	0.000%	5/15/30	1,720,000	682,570

Total U.S. Government Obligations				74,552,872

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost - $85,125,251)				85,847,814

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET CORE BOND FUND

Schedule of Investments (unaudited) (cont’d)	April 30, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
U.S. TREASURY INFLATION PROTECTED SECURITIES - 2.4%
U.S. Treasury Bonds, Inflation Indexed	2.375%	1/15/25	$592,245	$645,963
U.S. Treasury Bonds, Inflation Indexed	2.000%	1/15/26	567,923	590,507
U.S. Treasury Bonds, Inflation Indexed	2.375%	1/15/27	1,203,888	1,312,520
U.S. Treasury Bonds, Inflation Indexed	1.750%	1/15/28	2,090,134	2,079,358	(h)
U.S. Treasury Bonds, Inflation Indexed	2.500%	1/15/29	646,170	717,753
U.S. Treasury Bonds, Inflation Indexed	3.875%	4/15/29	1,133,996	1,505,645

TOTAL U.S. TREASURY INFLATION PROTECTED SECURITIES (Cost - $6,284,797)				6,851,746

			SHARES
CONVERTIBLE PREFERRED STOCK - 0.0%
FINANCIALS - 0.0%
Thrifts & Mortgage Finance - 0.0%
Federal National Mortgage Association (FNMA) (Cost - $95,000)	5.375%		1	3,750	*

PREFERRED STOCKS - 0.0%
FINANCIALS - 0.0%
Thrifts & Mortgage Finance - 0.0%
Federal Home Loan Mortgage Corp. (FHLMC)	8.375%		34,700	55,867	*(b)
Federal National Mortgage Association (FNMA)	7.000%		1,100	2,200	*(b)
Federal National Mortgage Association (FNMA)	8.250%		25,025	36,537	*

TOTAL PREFERRED STOCKS (Cost - $1,551,645)				94,604

		EXPIRATION DATE	CONTRACTS
PURCHASED OPTIONS - 0.0%
Eurodollar Futures, Put @ $99.00		9/13/10	21	3,413
Eurodollar Futures, Put @ $99.25		9/13/10	29	5,532
U.S. Treasury 10-Year Notes Futures, Call @ $117.00		5/21/10	21	23,625
U.S. Treasury 10-Year Notes Futures, Call @ $117.50		5/21/10	14	12,687
U.S. Treasury 10-Year Notes Futures, Call @ $118.00		5/21/10	14	8,531
U.S. Treasury 10-Year Notes Futures, Call @ $119.00		5/21/10	56	13,125
U.S. Treasury 10-Year Notes Futures, Put @ $112.00		5/21/10	2	31
U.S. Treasury 30-Year Bonds Futures, Call @ $121.00		5/21/10	8	1,500

TOTAL PURCHASED OPTIONS (Cost - $62,314)				68,444

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $303,171,005)				289,526,108

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
SHORT-TERM INVESTMENTS - 13.5%
U.S. Government Obligations - 6.9%
U.S. Treasury Bills (Cost - $19,995,313)	0.222%	6/10/10	$20,000,000	19,995,313	(i)

Repurchase Agreement - 6.6%
Morgan Stanley tri-party repurchase agreement dated 4/30/10; Proceeds at maturity - $19,105,287; (Fully collateralized by various U.S. government agency obligations, 1.800% to 2.490% due 1/22/13 to 3/3/14; Market value - $19,600,598) (Cost - $19,105,000)	0.180%	5/3/10	19,105,000	19,105,000

TOTAL SHORT-TERM INVESTMENTS (Cost - $39,100,313)				39,100,313

TOTAL INVESTMENTS - 113.2% (Cost - $342,271,318#)				328,626,421
Liabilities in Excess of Other Assets - (13.2)%				(38,199,489)

TOTAL NET ASSETS - 100.0%				$290,426,932

*	Non-income producing security.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(b)	Variable rate security. Interest rate disclosed is that which is in effect at April 30, 2010.

(c)	Security has no maturity date. The date shown represents the next call date.

(d)	The coupon payment on these securities is currently in default as of April 30, 2010.

(e)	Illiquid security.

(f)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees (See Note 1).

(g)	This security is traded on a to-be-announced (“TBA”) basis (See Note 1).

(h)	All or a portion of this security is held at the broker as collateral for open futures contracts.

(i)	Rate shown represents yield-to-maturity.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

GO	— General Obligation
HELOC	— Home Equity Line of Credit
STRIPS	— Separate Trading of Registered Interest and Principal Securities

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET CORE BOND FUND

Schedule of Investments (unaudited) (cont’d)	April 30, 2010

SCHEDULE OF WRITTEN OPTIONS

SECURITY	EXPIRATION DATE	STRIKE PRICE	CONTRACTS	VALUE
Eurodollar Futures, Call	6/14/10	$99.38	10	$4,688
Eurodollar Futures, Call	9/13/10	99.13	40	33,750
Eurodollar Futures, Call	3/14/11	98.88	20	18,125
Eurodollar Futures, Call	3/14/11	98.75	21	23,231
Eurodollar Futures, Put	9/13/10	98.63	50	3,125
Eurodollar Futures, Put	3/14/11	98.75	21	15,356
Eurodollar Futures, Put	3/14/11	98.88	20	16,875
U.S. Treasury 10-Year Notes Futures, Call	5/21/10	121.00	18	563
U.S. Treasury 10-Year Notes Futures, Call	8/27/10	119.00	22	15,469
U.S. Treasury 10-Year Notes Futures, Put	8/27/10	111.00	22	5,156

		STRIKE RATE	NOTIONAL PAR
Interest rate swaption with Barclays Capital Inc., Call	9/2/14	4.70	1,260,000	46,118
Interest rate swaption with Barclays Capital Inc., Put	9/2/14	4.70	1,260,000	53,833
Interest rate swaption with Credit Suisse First Boston Inc., Call	8/27/14	4.70	4,160,000	152,279
Interest rate swaption with Credit Suisse First Boston Inc., Put	8/27/14	4.70	4,160,000	177,431
TOTAL WRITTEN OPTIONS (Premiums received — $616,251)				$565,999

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and Significant Accounting Policies

Legg Mason Western Asset Core Bond Fund (formerly known as Legg Mason Partners Core Bond Fund) (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment Valuation. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service, which are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last quoted bid and asked prices as of the close of business of that market. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities at fair value as determined in accordance with procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (formerly, Statement of Financial Accounting Standards No. 157) (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 - quoted prices in active markets for identical investments

•	Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of the security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to convert future amounts of cash flow to a single present amount.

Notes to Schedule of Investments (unaudited) (continued)

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments†:
Corporate bonds & notes	—	$83,308,251	—	$83,308,251
Asset-backed securities	—	6,149,038	—	6,149,038
Collateralized mortgage obligations	—	32,088,594	$17,122	32,105,716
Mortgage-backed securities	—	73,547,440	—	73,547,440
Municipal bonds	—	700,847	—	700,847
Sovereign bonds	—	848,458	—	848,458
U.S. government & agency obligations	—	85,847,814	—	85,847,814
U.S. treasury inflation protected securities	—	6,851,746	—	6,851,746
Convertible preferred stock	—	3,750	—	3,750
Preferred stocks	$94,604	—	—	94,604
Purchased options	68,444	—	—	68,444

Total long-term investments	$163,048	$289,345,938	$17,122	$289,526,108

Short-term investments†	—	39,100,313	—	39,100,313

Total investments	$163,048	$328,446,251	$17,122	$328,626,421

Other financial instruments:
Futures contracts	(159,177)	—	—	(159,177)
Written options	(136,338)	(429,661)	—	(565,999)
Interest rate swaps‡	—	1,642	—	1,642
Credit default swaps on credit indices – sell protection‡	—	329,592	—	329,592
Credit default swaps on credit indices – buy protection‡	—	695,000	—	695,000

Total other financial instruments	(295,515)	596,573	—	301,058

Total	$(132,467)	$329,042,824	$17,122	$328,927,479

†	See Schedule of Investments for additional detailed categorizations.

‡	Values include any premiums paid or received with respect to swap contracts.

Notes to Schedule of Investments (unaudited) (continued)

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

INVESTMENTS IN SECURITIES	COLLATERALIZED MORTGAGE OBLIGATIONS	TOTAL
Balance as of July 31, 2009	$229,342	$229,342
Accrued premiums/discounts	—	—
Realized gain/(loss)	—	—
Change in unrealized appreciation (depreciation)(1)	99,933	99,933
Net purchases (sales)	(47,345)	(47,345)
Transfers into Level 3	17,122	17,122
Transfers out of Level 3	(281,930)	(281,930)

Balance as of April 30, 2010	$17,122	$17,122

Net change in unrealized appreciation (depreciation) for investments in securities still held at April 30, 2010(1)	—	—

(1)	Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(b) Repurchase Agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, a fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and of the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during a fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked to market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures Contracts. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of interest rates or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

Notes to Schedule of Investments (unaudited) (continued)

(d) Written Options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked to market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing a call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Mortgage Dollar Rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date.

The Fund executes its mortgage dollar rolls entirely in the to-be-announced (“TBA”) market, whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Fund accounts for mortgage dollar rolls as purchases and sales.

The risk of entering into mortgage dollar rolls is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the mortgage dollar roll may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(f) Securities Traded on a To-Be-Announced Basis. The Fund may trade securities on a TBA basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced. Securities purchased on a TBA basis are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(g) Stripped Securities. The Fund may invest in “Stripped Securities,” a term used collectively for components, or strips, fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons or, interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

Notes to Schedule of Investments (unaudited) (continued)

(h) Inflation-Indexed Bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(i) Swap Agreements. The Fund may invest in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with ordinary portfolio transactions.

Swap contracts are marked to market daily and changes in value are recorded as unrealized appreciation/(depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities held as collateral for swap contracts are identified in the Schedule of Investments.

Credit Default Swaps

The Fund may enter into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to a sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Notes to Schedule of Investments (unaudited) (continued)

Interest Rate Swaps

The Fund may enter into interest rate swap contracts. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional principal amount. The net interest received or paid on interest rate swap agreements is accrued daily as interest income. Interest rate swaps are marked to market daily based upon quotations from market makers. When a swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

(j) Swaptions. The Fund may write swaption contracts to manage exposure to fluctuations in interest rates and to enhance portfolio yield. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. If a written call swaption is exercised, the writer enters a swap and is obligated to pay the fixed rate and receive a floating rate in exchange. If a written put swaption is exercised, the writer enters a swap and is obligated to pay the floating rate and receive a fixed rate in exchange. Swaptions are marked to market daily based upon quotations from market makers.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked to market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

(k) Loan Participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(l) Credit and Market Risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(m) Foreign Risk. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(n) Security Transactions. Security transactions are accounted for on a trade date basis.

Notes to Schedule of Investments (unaudited) (continued)

2. Investments

At April 30, 2010, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$9,603,815
Gross unrealized depreciation	(23,248,712)

Net unrealized depreciation	$(13,644,897)

At April 30, 2010, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
90 Day Eurodollar	8	6/10	$1,967,540	$1,990,600	$23,060
90 Day Eurodollar	1	9/10	245,705	248,475	2,770
U.S. Treasury Bonds	13	6/10	1,588,855	1,612,406	23,551
U.S. Treasury 2-Year Notes	143	6/10	31,032,402	31,113,672	81,270
U.S. Treasury 5-Year Notes	227	6/10	26,105,863	26,300,078	194,215

					$324,866

Contracts to Sell:
U.S. Treasury 10-Year Notes	361	6/10	$42,097,428	$42,564,156	(466,728)
U.S. Treasury 30-Year Bonds	8	6/10	935,185	952,500	(17,315)

					$(484,043)

Net Unrealized Loss on Open Futures Contracts					$(159,177)

During the period ended April 30, 2010, written option transactions for the Fund were as follows:

	Number of Contracts/ Notional Amount	Premiums
Written options, outstanding July 31, 2009	316	$261,667
Options written	26,681,140	1,478,280
Options closed	(7,920,599)	(544,334)
Options exercised	(75)	(71,123)
Options expired	(7,920,538)	(508,239)

Written options, outstanding April 30, 2010	10,840,244	$616,251

At April 30, 2010, the Fund held TBA securities with a total cost of $41,554,965.

Notes to Schedule of Investments (unaudited) (continued)

At April 30, 2010, the Fund had the following open swap contracts:

SWAP COUNTERPARTY	NOTIONAL AMOUNT	TERMINATION DATE	PAYMENTS MADE BY THE FUND ‡	PAYMENTS RECEIVED BY THE FUND ‡	UPFRONT PREMIUMS PAID/ (RECEIVED)	UNREALIZED APPRECIATION/ (DEPRECIATION)
Interest Rate Swaps:
Barclay’s Capital Inc.	$2,140,000	9/16/19	3.250% semi annually	3-Month LIBOR	$(25,708)	$82,234
Barclay’s Capital Inc.	2,140,000	9/16/19	3.250% semi annually	3-Month LIBOR	(28,218)	84,744
Barclay’s Capital Inc.	2,410,000	9/16/19	3.250% semi annually	3-Month LIBOR	(30,591)	94,249
Barclay’s Capital Inc.	2,200,000	3/17/20	3.600% semi annually	3-Month LIBOR	1,695	5,349
Barclay’s Capital Inc.	700,000	2/15/25	0.000%	3-Month LIBOR	—	(12,368	)*
Barclay’s Capital Inc.	910,000	2/15/25	0.000%	3-Month LIBOR	—	(20,709	)*
Barclay’s Capital Inc.	2,380,000	2/15/25	0.000%	3-Month LIBOR	—	(57,009	)*
Barclay’s Capital Inc.	2,570,000	2/15/25	0.000%	3-Month LIBOR	—	(57,317	)*
Morgan Stanley & Co. Inc.	1,720,000	2/15/25	0.000%	3-Month LIBOR	—	(34,709	)*

Total	$17,170,000				$(82,822)	$84,464

CREDIT DEFAULT SWAP ON CREDIT INDICES—SELL PROTECTION(1)
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT(2)	TERMINATION DATE	PERIODIC PAYMENTS RECEIVED BY THE FUND‡	MARKET VALUE(3)	UPFRONT PREMIUMS PAID/ (RECEIVED)	UNREALIZED APPRECIATION/ (DEPRECIATION)
Barclay’s Capital Inc. (CDX North America Crossover Index)	$8,866,635	6/20/13	3.500% quarterly	$387,743	$(229,183)	$616,926
Credit Suisse First Boston Inc. (ABX.HE.AAA.06-1 Index)	662,957	7/25/45	0.180% monthly	(67,953)	(40,561)	(27,392)
Credit Suisse First Boston Inc. (CMBX )	1,000,000	8/17/50	0.080% monthly	(100,000)	(321,706)	221,706
Morgan Stanley & Co Inc. (DOW Jones CDX Crossover Index)	773,328	6/20/14	5.000% quarterly	109,802	20,191	89,611

Total	$11,302,920			$329,592	$(571,259)	$900,851

CREDIT DEFAULT SWAP ON CREDIT INDICES—BUY PROTECTION(4)
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT(2)	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND‡	MARKET VALUE(3)	UPFRONT PREMIUMS PAID/ (RECEIVED)	UNREALIZED APPRECIATION/ (DEPRECIATION)
Credit Suisse First Boston Inc. (CMBX )	$1,400,000	3/22/47	0.960% monthly	$595,000	$292,399	$302,601
Credit Suisse First Boston Inc. (CMBX )	1,000,000	8/17/50	0.080% monthly	100,000	324,280	(224,280)

Total	$2,400,000			$695,000	$616,679	$78,321

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(3)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(4)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the underlying securities comprising the referenced index.
‡	Percentage shown is an annual percentage rate.
*	Security is valued in good faith at fair value by or under the direction of the Board of Trustees (See Note 1).

Notes to Schedule of Investments (unaudited) (continued)

3. Derivative Instruments and Hedging Activities

Financial Accounting Standards Board Codification Topic 815 (formerly, Statement of Financial Accounting Standards No. 161) (“ASC Topic 815”) requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at April 30, 2010.

	Futures Contracts
Primary Underlying Risk Disclosure	Unrealized Appreciation	Unrealized Depreciation	Purchased Options, at value	Written Options, at value	Swap Contracts, at value	Total
Interest Rate Contracts	$324,866	$(484,043)	$68,444	$(565,999)	$1,642	$(655,090)
Credit Contracts	—	—	—	—	1,024,592	1,024,592
Other Contracts	—	—	—	—	—	—

Total	$324,866	$(484,043)	$68,444	$(565,999)	$1,026,234	$369,502

During the period ended April 30, 2010, the volume of derivative activity for the Fund was as follows:

Average market value
Purchased options	$39,953
Written options	642,299
Futures contracts (to buy)	116,818,653
Futures contracts (to sell)	32,939,508

Average notional balance
Interest rate swap contracts	$14,457,000
Credit default swap contracts (to buy protection)	7,560,000
Credit default swap contracts (to sell protection)	11,483,319

The Fund has several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty.

As of April 30, 2010, the total value of swap positions with credit related contingent features in a net liability position was $167,953. If a contingent feature would have been triggered as of April 30, 2010, the Fund would have been required to pay this amount in cash to its counterparties. The Fund did not hold or post collateral for its swap transactions.

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Partners Income Trust

By	/S/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer

Date: June 28, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/S/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer

Date: June 28, 2010

By	/S/ KAPREL OZSOLAK
Kaprel Ozsolak
Chief Financial Officer

Date: June 28, 2010